SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 18, 2008

Citigroup Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 PARK AVENUE, NEW YORK, NEW YORK (Address of principal executive offices)	10043 (Zip Code)

Registrant's telephone number, including area code: (212) 559-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 18, 2008, Citigroup Inc. announced the determination of the definitive exchange ratio to be used in the previously agreed share exchange between Citigroup Inc. and Nikko Cordial Corporation. The share exchange becomes effective on January 29, 2008.

A copy of the press release announcing the exchange ratio described above is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release, dated January 18, 2008, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2008

CITIGROUP INC.
By:	/s/ Michael S. Helfer
Name: Michael S. Helfer Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 18, 2008, issued by Citigroup Inc.